 (header images)(menubar images) Objective
Capital appreciation is the primary objective in security selection. Production of current income is a secondary goal.

Investment Stategy
Invests substantially all of its assets in common stocks and equity securities of U.S. small capitalization companies. Managers may utilize preferred stocks, securities convertible into common stock, and warrants to purchase common stock, Rule 144A securities and REITs. (See Prospectus for more information on investment practices).

***CHAR: 160*** LARGEST HOLDINGS as of 05-31-2000
Copper Mountain Networks, Inc.	3.1%
Proxim, Inc.	2.9%
On Assignment Inc.	2.9%
United Stationers, Inc.	2.8%
Aware, Inc.	2.8%
Boston Communications Group	2.7%
Xircom, Inc.	2.7%
Antec Corp.	2.7%
Fair Isaac & Company	2.7%
Polycom, Inc.	2.4%

***CHAR: 160*** LARGEST INDUSTRIES as of 05-31-2000
Technology	35.3%
Consumer Cyclicals	20.1%
Communication Services	9.6%
Capital Goods	6.0%
Health Care	5.1%
Transportation	5.0%
Consumer Staples	3.8%
Financials	3.4%
Energy	1.1%

***CHAR: 160*** PERFORMANCE[1] as of 05-31-2000
Calendar Year to Date Return	-3.75%
average annual return
One Year	12.93%
Three Years	9.37%
Five Years	14.72%
Since Inception (1/25/94)	12.60%

***CHAR: 160*** PORTFOLIO ANALYSIS as of 05-31-2000
Net Assets	$27.325M
Number of Holdings	66

***CHAR: 160*** COMPOSITION as of 05-31-2000
Common Stock	89.3%
US Agency Obligations	14.2%
Excess of Liabilities Over Other Assets	-3.5%

[1] Because markets fluctuate, the fund's investment return and principal value will change with market conditions, and you may have a gain or loss when you sell your shares. Past performance does not guarantee future results.

Links:
(link) Spring 2000: Lindner Board Appoints
Co-Managers for Funds

(link) Commentary:
Large-Cap and Small-Cap Funds:
Finn and Ryback Discuss Focus (footer images)